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                                                               EXHIBIT NO. 21

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                 MERCANTILE BANCORPORATION INC.
                          SUBSIDIARIES
                      AS OF MARCH 10, 1995

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                                                         State or Other
                                                         Jurisdiction of

SUBSIDIARY                                               Incorporation
----------                                               -------------
Mercantile Bancorporation Incorporated of Illinois . . . . . .Missouri
  Alton Downtown Parking, Inc. . . . . . . . . . . . . . . . .Illinois
  Mercantile Bank of Illinois National Association . . . United States
  Mercantile Bank of Illinois  . . . . . . . . . . . . . . . .Illinois
  Mercantile Bank of Centralia . . . . . . . . . . . . . United States
  Mercantile Bank of Carlyle . . . . . . . . . . . . . . . . .Illinois
  Mercantile Bank of Mt. Vernon. . . . . . . . . . . . . . . .Illinois
  First Service Corporation. . . . . . . . . . . . . . . . . .Illinois

Ameribanc, Inc.. . . . . . . . . . . . . . . . . . . . . . . .Missouri
  Mercantile Bank of St. Louis National Association. . . United States
     Manley Investment Company . . . . . . . . . . . . . . . .Missouri
     Mercantile Bank International . . . . . . . . . . . United States
     Mercantile Business Credit, Inc.. . . . . . . . . . . . .Missouri
     Mercantile Investment Services, Inc.. . . . . . . . . . .Missouri
     Merc Mortgage Inc.. . . . . . . . . . . . . . . . . . . .Missouri
     Mercantile Center Associates. . . . . . . . . . . . . . .Missouri
       Mercantile Center Redevelopment Corporation . . . . . .Missouri
     Mercantile Properties, Inc. . . . . . . . . . . . . . . .Missouri
     Mississippi Valley Advisors Inc.  . . . . . . . . . . . .Missouri
     Sangamon Investment Company . . . . . . . . . . . . . . .Missouri
     Metropolitan Savings Service Corporation. . . . . . . . .Missouri
        Lending Express, L.P.. . . . . . . . . . . . . . . . .Missouri
  Mississippi Valley Life Insurance Company. . . . . . . . . . Arizona
  Mercantile Bank of Kansas City . . . . . . . . . . . . . . .Missouri
     MBTC Services, Inc. . . . . . . . . . . . . . . . . . . . .Kansas
  Mercantile Bank of St. Joseph. . . . . . . . . . . . . United States
     Coffey Bancorporation, Inc. . . . . . . . . . . . . . . .Missouri
  Mercantile Bank of Jefferson County. . . . . . . . . . . . .Missouri
  Mercantile Trust Company, N.A. . . . . . . . . . . . . United States
  Mercantile Bank of Boone County. . . . . . . . . . . . . . .Missouri
  Mercantile Bank of Missouri Valley . . . . . . . . . . . . .Missouri
  Mercantile Bank of Trenton . . . . . . . . . . . . . . United States
  Mercantile Bank of North Central Missouri. . . . . . . . . .Missouri
  Mercantile Bank of Northwest Missouri. . . . . . . . . . . .Missouri
  Mercantile Bank of Franklin County . . . . . . . . . . . . .Missouri
  Mercantile Bank of Pike County . . . . . . . . . . . . . . .Missouri
  Mercantile Bank of Plattsburg. . . . . . . . . . . . . . . .Missouri
     American Property and Casualty Co.. . . . . . . . . . . .Missouri
  Mercantile Bank of Phelps County . . . . . . . . . . . . . .Missouri
  Mercantile Bank of Lake of the Ozarks. . . . . . . . . . . .Missouri
     American Insurors Company . . . . . . . . . . . . . . . .Missouri
  United Savings Bank. . . . . . . . . . . . . . . . . . . . .Missouri
    Southwest Realty Services Inc... . . . . . . . . . . . . .Missouri
    United Southwest Service Agency, Inc.. . . . . . . . . . .Missouri
  American Bancorporation Inc. . . . . . . . . . . . . . . . .Missouri
  Ameribanc Data Services Corporation. . . . . . . . . . . . .Missouri
  American Investment Center, Inc. . . . . . . . . . . . . . .Missouri


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Mercantile Acquisition Corporation of Kansas I . . . . . . . . .Kansas

MidAmerican Corporation. . . . . . . . . . . . . . . . . . . . .Kansas
  Mercantile Bank of Topeka  . . . . . . . . . . . . . . United States
  Mercantile Bank of Lawrence  . . . . . . . . . . . . . United States
  Mercantile Bank of Kansas. . . . . . . . . . . . . . . . . . .Kansas
     Kaw Valley Building Corporation, Inc. . . . . . . . . . . .Kansas
     Kansas Trust Company. . . . . . . . . . . . . . . . . . . .Kansas
  MidAmerican Insurance Agency Inc.. . . . . . . . . . . . . . .Kansas
  MidAmerican Building Corporation . . . . . . . . . . . . . . .Kansas

Crown Bancshares II, Inc.. . . . . . . . . . . . . . . . . . . .Kansas

Mercantile Bank of Cape Girardeau. . . . . . . . . . . . . . .Missouri
Mercantile Bank of Doniphan  . . . . . . . . . . . . . . United States
Mercantile Bank of Flora . . . . . . . . . . . . . . . . United States
Mercantile Bank of Joplin  . . . . . . . . . . . . . . . United States
Mercantile Bank of Memphis . . . . . . . . . . . . . . . . . .Missouri
Mercantile Bank of the Mineral Area. . . . . . . . . . . . . .Missouri
Mercantile Bank of Monett  . . . . . . . . . . . . . . . United States
Mercantile Bank of East Central Missouri . . . . . . . . United States
Mercantile Bank of Perryville. . . . . . . . . . . . . . . . .Missouri
Mercantile Bank of Poplar Bluff. . . . . . . . . . . . . . . .Missouri
Mercantile Bank of Ste. Genevieve. . . . . . . . . . . . . . .Missouri
Mercantile Bank of West Central Missouri . . . . . . . . . . .Missouri
Mercantile Bank of Sikeston. . . . . . . . . . . . . . . . . .Missouri
Mercantile Bank of Stoddard/Bollinger Counties . . . . . United States
Mercantile Bank of Willow Springs. . . . . . . . . . . . . . .Missouri
Mercantile Bank of Wright County . . . . . . . . . . . . . . .Missouri
Mercantile Bank of Springfield . . . . . . . . . . . . . . . .Missouri
  So-Mo Investments. . . . . . . . . . . . . . . . . . . . . .Missouri

Mercantile Insurance Services, Inc.. . . . . . . . . . . . . .Missouri
Franklin Finance Company . . . . . . . . . . . . . . . . . . .Delaware
Convenience Financial Services Inc.. . . . . . . . . . . . . .Missouri
Mercantile Card Services Inc.. . . . . . . . . . . . . . . . .Missouri

Mercantile Bancorporation Inc. of Iowa . . . . . . . . . . . . . .Iowa
  Mercantile Bank of Northern Iowa . . . . . . . . . . . . . . . .Iowa



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